Columbia Income Fund
Columbia Intermediate Bond Fund (Funds)

77B Accountant's Report on Internal Control

[PricewaterhouseCoopers logo]
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110-9862

          Report of Independent Registered Public Accounting Firm

To the Trustees and the Shareholders of
Columbia Funds Trust VIII

In planning and performing our audits of the financial statements of Columbia Intermediate Bond Fund and Columbia Income Fund (the "Funds") (each a series of Columbia Funds Trust VIII) for the year ended March 31, 2005, we considered their internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, and not to provide assurance on internal control.

The management of the Funds is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of March 31, 2005.

This report is intended solely for the information and use of the Board of Trustees, management and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
May 20, 2005



Columbia Income Fund (Fund)
77D Policies with respect to security holders

Effective October 14, 2004, Mortgage Dollar Rolls was added to the investment policy section of the Fund's Statement of Additional Information.


Columbia Income Fund
Columbia Intermediate Bond Fund (Funds)

77.E  Legal Proceedings


Recently, Columbia Management Advisors, Inc. ("CMA") has been named as a defendant in several derivative actions under Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by the Registrant are excessive. Cohen v. FleetBoston Financial Corporation was filed in the U.S. District Court for the District of Massachusetts on August 2, 2004; Osburn v. FleetBoston Financial Corporation was filed in the U.S. District Court for the District of Massachusetts on August 10, 2004; Slicker v. FleetBoston Financial Corporation was filed in the U.S. District Court for the District of Massachusetts on August 11, 2004; and Simmonds v. FleetBoston Financial Corporation was filed in the U.S. District Court for the District of Massachusetts on September 8, 2004. CMA and the other defendants to these actions, including various affiliates, mutual funds advised by CMA and its affiliates, and directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. The above-named actions were consolidated on March 2, 2005 (In re Columbia Entities Litigation, Civil Action No. 04-11704-REK).

On January 11, 2005, a putative class action lawsuit (Lefler, et. al. v. Hacker, et. al.,) was filed in the U.S. Disrict Court for the District of Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.


Various civil individual, class and derivative actions have been filed in regard to certain market timing allegations. As of February 28, 2005, the following complaints have been received:

(1) George Slaybe et al, Plaintiffs, v. Columbia Management Advisors, Inc., et al. United States District Court
         District of Massachusetts
         Case # 04 10534 PBS

(2) David Armetta derivatively on behalf of the Columbia Common Stock Fund, Plaintiff v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04 10555 MLW

(3) Edward I. Segel and Iris Segel derivatively on behalf of Columbia Acorn Fund, Columbia Acorn Trust and the Columbia Funds, Plaintiffs, v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04-10567MEL

(4) Catherine Dukes, Individually and On Behalf of All Others Similarly Situated
v. Columbia Funds, FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04-10315-PBS

(5) AB Medical Equipment Corp., Individually and On Behalf of All Others Similarly Situated, Plaintiff, v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04-10355PBS

(6) Karen M. McKenna, Individually and on Behalf of All Others Similarly Situated, Plaintiff, v. Columbia Funds, Columbia Acorn Trust, FleetBoston Financial Corporation, et al.

         United States District Court
         Southern District of New York
         Case # 04 CV 1576


(7) Lawrence S. Wick, as custodian for Ryan S. Wick, Andrew T. Wick, and Hayley
L. Wick, and Ryan S. Wick, Andrew T. Wick, and Hayley L. Wick individually and on behalf of others similarly situated, Plaintiffs, v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04-10408HEL


(8) Steven B. Ehrlich, Custodian for Cory Ryan Ehrlich UTMA/Florida, Individually and On Behalf of All Others Similarly Situated v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04 10405 PBS


(9) Harold Beardsley, et al on behalf of Columbia Disciplined Value Fund (the "Columbia Funds") v. FleetBoston Financial Corporation, et al

         United States District Court
         District of Massachusetts
         Case # 04 10978 PBS

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate Bond Fund (Fund)

On October 18, 2004, Columbia Intermediate Bond Fund (Fund) purchased 2,000,000 par value of common stock notes of HSBC BK USA (Securities) for a total purchase price of $1,989,360 from HSBC Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets.

On October 27, 2004, Columbia Intermediate Bond Fund (Fund) purchased 4,000,000 par value of common stock notes of SBC Communications Inc. (Securities) for a total purchase price of $3,995,640 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets.

On February 3, 2005, Columbia Intermediate Bond Fund (Fund) purchased 1,125,000 par value of common stock notes of Mohegan Tribal Gaming 6 1/8 2/13 (Securities) for a total purchase price of $1,125,000 from Citigroup Global Markets/Salomon pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston Corp.; SG Corporate & Investment Banking; Caylon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities.


On March 22, 2005, Columbia Intermediate Bond Fund (Fund) purchased 500,000 par value of common stock notes of Abitibi - Consolidated 8 3/8 (Securities) for a total purchase price of $500,000 from Citigroup Global Markets/Salomon pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston Corp.; SG Corporate & Investment Banking; Caylon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities.


Columbia Income Fund (Fund)

On October 5, 2004, Columbia Income Fund (Fund) purchased 1,000,000 par value of common stock notes of Hughes Supply Inc. (Securities) for a total purchase price of $994,680 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets.

On October 18, 2004, Columbia Income Fund (Fund) purchased 1,000,000 par value of common stock notes of HSBC BK USA (Securities) for a total purchase price of $994,680 from HSBC Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets.

77Q1
Exhibits



Amendment to Investment Management Agreement

                  Amendment to Investment Management Agreement

Each Agreement under which Columbia Management Advisors, Inc. acts as investment adviser to one or more of the investment companies indicated on Schedule A hereto (each a "Fund) is hereby amended to reduce the rates at which fees are payable thereunder with respect to such Fund to the rates indicated on Schedule A, from and after the date that Columbia Management Advisors, Inc. enters into a final Assurance of Discontinuance with the Office of the Attorney General of the State of New York relating to mutual fund trading practices.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of October 12, 2004.

 COLUMBIA FUNDS TRUST I,        COLUMBIA SMALL CAP GROWTH FUND, INC.,

 COLUMBIA FUNDS TRUST II,       COLUMBIA INTERNATIONAL STOCK FUND, INC.,

 COLUMBIA FUNDS TRUST III,      COLUMBIA TECHNOLOGY FUND, INC.,

 COLUMBIA FUNDS TRUST IV,       COLUMBIA SHORT-TERM BOND FUND, INC.,

 COLUMBIA FUNDS TRUST V,        LIBERTY VARIABLE INVESTMENT TRUST, and

 COLUMBIA FUNDS TRUST VI,       STEINROE VARIABLE INVESTMENT TRUST

 COLUMBIA FUNDS TRUST VII,

 COLUMBIA FUNDS TRUST VIII,

 COLUMBIA FUNDS TRUST IX,

 COLUMBIA FUNDS TRUST X,

 COLUMBIA FUNDS TRUST XI,

On behalf of each series of listed on Schedule A hereto

         By: /s/ Christopher L. Wilson

                                Title: President

COLUMBIA MANAGEMENT ADVISORS, INC.

         By: /s/ Roger A. Sayler

         Title: Executive Vice President

                                                                      Schedule A

                                          BREAKPOINTS $MM OF AVERAGE DAILY
FUND NAME                                            NET ASSETS                 RATE
---------                                 --------------------------------      ----
Columbia Tax-Managed Growth Fund              $    0.0   to   $  500.0         0.520%
                                              $  500.0   to   $1,000.0         0.470%
                                              $1,000.0   to   $1,500.0         0.420%
                                              $1,500.0   to   $3,000.0         0.370%
                                              $3,000.0   to   $6,000.0         0.350%
                                             >$6,000.0                         0.330%

Columbia Tax-Managed Growth Fund II           $    0.0   to   $  500.0         0.720%
                                              $  500.0   to   $1,000.0         0.670%
                                              $1,000.0   to   $1,500.0         0.620%
                                              $1,500.0   to   $3,000.0         0.570%
                                              $3,000.0   to   $6,000.0         0.550%
                                             >$6,000.0                         0.530%

Columbia Large Cap Growth Fund                $    0.0   to   $  500.0         0.700%
                                              $  500.0   to   $1,000.0         0.650%
                                              $1,000.0   to   $1,500.0         0.600%
                                              $1,500.0   to   $3,000.0         0.550%
                                              $3,000.0   to   $6,000.0         0.530%
                                             >$6,000.0                         0.510%

Columbia Large Cap Core Fund                  $    0.0   to   $  500.0         0.700%
                                              $  500.0   to   $1,000.0         0.650%
                                              $1,000.0   to   $1,500.0         0.600%
                                              $1,500.0   to   $3,000.0         0.550%
                                              $3,000.0   to   $6,000.0         0.530%
                                             >$6,000.0                         0.510%

Columbia Growth & Income Fund                 $    0.0   to   $  500.0         0.770%
                                              $  500.0   to   $1,000.0         0.720%
                                              $1,000.0   to   $1,500.0         0.600%
                                              $1,500.0   to   $3,000.0         0.600%
                                              $3,000.0   to   $6,000.0         0.600%
                                             >$6,000.0                         0.580%

Columbia Tax-Managed Value Fund               $    0.0   to   $  500.0         0.720%
                                              $  500.0   to   $1,000.0         0.670%
                                              $1,000.0   to   $1,500.0         0.620%
                                              $1,500.0   to   $3,000.0         0.570%
                                              $3,000.0   to   $6,000.0         0.550%
                                             >$6,000.0                         0.530%


Columbia Disciplined Value Fund               $    0.0   to   $  500.0         0.700%
                                              $  500.0   to   $1,000.0         0.650%
                                              $1,000.0   to   $1,500.0         0.600%
                                              $1,500.0   to   $3,000.0         0.550%
                                              $3,000.0   to   $6,000.0         0.530%
                                             >$6,000.0                         0.510%

Columbia Dividend Income Fund                 $    0.0   to   $  500.0         0.700%
                                              $  500.0   to   $1,000.0         0.650%
                                              $1,000.0   to   $1,500.0         0.600%
                                              $1,500.0   to   $3,000.0         0.550%
                                              $3,000.0   to   $6,000.0         0.530%
                                             >$6,000.0                         0.510%

Liberty Growth & income Fund, VS              $    0.0   to   $  500.0         0.770%
                                              $  500.0   to   $1,000.0         0.720%
                                              $1,000.0   to   $1,500.0         0.670%
                                              $1,500.0   to   $3,000.0         0.620%
                                              $3,000.0   to   $6,000.0         0.600%
                                             >$6,000.0                         0.580%

Liberty Equity Fund, VS                       $    0.0   to   $  500.0         0.700%
                                              $  500.0   to   $1,000.0         0.650%
                                              $1,000.0   to   $1,500.0         0.610%
                                              $1,500.0   to   $3,000.0         0.560%
                                              $3,000.0   to   $6,000.0         0.545%
                                             >$6,000.0                         0.525%

Columbia Mid Cap Growth Fund                  $    0.0   to   $  500.0         0.820%
                                              $  500.0   to   $1,000.0         0.750%
                                              $1,000.0   to   $1,500.0         0.720%
                                             >$1,500.0                         0.670%

Columbia Small Cap Growth Fund, Inc.          $    0.0   to   $  500.0         0.870%
                                              $  500.0   to   $1,000.0         0.820%
                                             >$1,000.0                         0.770%

Columbia Asset Allocation Fund                $    0.0   to   $  500.0         0.650%
                                              $  500.0   to   $1,000.0         0.600%
                                              $1,000.0   to   $1,500.0         0.550%
                                              $1,500.0   to   $3,000.0         0.500%
                                              $3,000.0   to   $6,000.0         0.480%
                                             >$6,000.0                         0.460%

Columbia International Equity Fund            $    0.0   to   $  500.0         0.803%
                                              $  500.0   to   $1,000.0         0.753%
                                              $1,000.0   to   $1,500.0         0.703%
                                              $1,500.0   to   $3,000.0         0.653%
                                              $3,000.0   to   $6,000.0         0.633%
                                             >$6,000.0                         0.613%

Columbia International Stock Fund, Inc.          $    0.0   to    $  500.0   0.870%
                                                 $  500.0   to    $1,000.0   0.820%
                                                 $1,000.0   to    $1,500.0   0.770%
                                                 $1,500.0   to    $3,000.0   0.720%
                                                 $3,000.0   to    $6,000.0   0.700%
                                                >$6,000.0                    0.680%

Columbia Newport Tiger Fund                      $    0.0   to    $  500.0   0.700%
                                                 $  500.0   to    $1,000.0   0.700%
                                                 $1,000.0   to    $1,500.0   0.620%
                                                 $1,500.0   to    $3,000.0   0.570%
                                                 $3,000.0   to    $6,000.0   0.520%
                                                >$6,000.0                    0.470%

Columbia Newport Greater China Fund              $    0.0   to    $  500.0   0.950%
                                                 $  500.0   to    $1,000.0   0.950%
                                                 $1,000.0   to    $1,500.0   0.870%
                                                 $1,500.0   to    $3,000.0   0.820%
                                                 $3,000.0   to    $6,000.0   0.770%
                                                >$6,000.0                    0.720%

Columbia International Fund, VS                  $    0.0   to    $  500.0   0.870%
                                                 $  500.0   to    $1,000.0   0.820%
                                                 $1,000.0   to    $1,500.0   0.770%
                                                 $1,500.0   to    $3,000.0   0.720%
                                                 $3,000.0   to    $6,000.0   0.700%
                                                >$6,000.0                    0.680%

Columbia Technology Fund, Inc.                   $    0.0   to    $  500.0   0.870%
                                                 $  500.0   to    $1,000.0   0.820%
                                                >$1,000.0                    0.770%

Columbia Real Estate Equity Fund, VS                                         0.650%

Liberty S&P 500 Index Fund, VS                                               0.200%

Columbia Federal Securities Fund                 $    0.0   to    $  500.0   0.530%
                                                 $  500.0   to    $1,000.0   0.480%
                                                 $1,000.0   to    $1,500.0   0.450%
                                                 $1,500.0   to    $3,000.0   0.420%
                                                >$3,000.0                    0.400%

Columbia Intermediate Government Income Fund     $    0.0   to    $  500.0   0.460%
                                                 $  500.0   to    $1,000.0   0.410%
                                                 $1,000.0   to    $1,500.0   0.380%
                                                 $1,500.0   to    $3,000.0   0.350%
                                                 $3,000.0   to    $6,000.0   0.340%
                                                >$6,000.0                    0.330%

Columbia Contrarian Income Fund                  $    0.0   to    $  500.0   0.550%
                                                 $  500.0   to    $1,000.0   0.500%
                                                 $1,000.0   to    $1,500.0   0.470%
                                                 $1,500.0   to    $3,000.0   0.440%
                                                 $3,000.0   to    $6,000.0   0.430%
                                                >$6,000.0                    0.420%

Columbia Corporate Bond Fund                     $    0.0   to    $  500.0   0.480%
                                                 $  500.0   to    $1,000.0   0.430%
                                                 $1,000.0   to    $1,500.0   0.400%
                                                 $1,500.0   to    $3,000.0   0.370%
                                                 $3,000.0   to    $6,000.0   0.360%
                                                >$6,000.0                    0.350%

Columbian Intermediate Bond Fund                 $    0.0   to    $  500.0   0.350%
                                                 $  500.0   to    $1,000.0   0.350%
                                                 $1,000.0   to    $1,500.0   0.300%
                                                 $1,500.0   to    $3,000.0   0.290%
                                                 $3,000.0   to    $6,000.0   0.280%
                                                >$6,000.0                    0.270%

Columbia Quality Plus Bond Fund                  $    0.0   to    $  500.0   0.480%
                                                 $  500.0   to    $1,000.0   0.430%
                                                 $1,000.0   to    $1,500.0   0.400%
                                                 $1,500.0   to    $3,000.0   0.370%
                                                 $3,000.0   to    $6,000.0   0.360%
                                                >$6,000.0                    0.350%

Columbia Income Fund                             $    0.0   to    $  500.0   0.420%
                                                 $  500.0   to    $1,000.0   0.375%
                                                 $1,000.0   to    $1,500.0   0.370%
                                                 $1,500.0   to    $3,000.0   0.340%
                                                 $3,000.0   to    $6,000.0   0.330%
                                                >$6,000.0                    0.320%

Liberty Federal Securities Fund, VS              $    0.0   to    $  500.0   0.380%
                                                 $  500.0   to    $1,000.0   0.330%
                                                 $1,000.0   to    $1,500.0   0.300%
                                                 $1,500.0   to    $3,000.0   0.270%
                                                 $3,000.0   to    $6,000.0   0.260%
                                                >$6,000.0                    0.250%

Columbia High-Yield Fund, Inc.                  $      0.0 to   $     500.0     0.600%
                                                $    500.0 to   $   1,000.0     0.550%
                                                $  1,000.0 to   $   1,500.0     0.520%
                                               >$  1,500.0                      0.490%

Columbia High Yield Opportunity Fund            $      0.0 to   $     500.0     0.600%
                                                $    500.0 to   $   1,000.0     0.550%
                                                $  1,000.0 to   $   1,500.0     0.520%
                                               >$  1,500.0                      0.490%

Columbia Short-Term Bond Fund, Inc.             $    0.0   to   $     500.0     0.450%
                                               >$  500.0                        0.400%

Columbia Strategic Income Fund                  $      0.0 to   $     500.0     0.600%
                                                $    500.0 to   $   1,000.0     0.550%
                                                $  1,000.0 to   $   1,500.0     0.520%
                                               >$  1,500.0                      0.490%

Columbia Strategic Income Fund, VS              $      0.0 to   $     500.0     0.600%
                                                $    500.0 to   $   1,000.0     0.550%
                                                $  1,000.0 to   $   1,500.0     0.520%
                                               >$  1,500.0                      0.490%

Columbia Tax-Exempt Insured Fund                $      0.0 to   $     500.0     0.550%
                                                $    500.0 to   $   1,000.0     0.500%
                                                $  1,000.0 to   $   1,500.0     0.470%
                                                $  1,500.0 to   $   3,000.0     0.440%
                                                $  3,000.0 to   $   6,000.0     0.430%
                                               >$  6,000.0                      0.420%

(Combined with Columbia Tax Exempt Fund
for purposes of determining breakpoints)
Columbia Tax Exempt Fund                        $      0.0 to   $     500.0     0.550%
                                                $    500.0 to   $   1,000.0     0.500%
                                                $  1,000.0 to   $   1,500.0     0.470%
                                                $  1,500.0 to   $   3,000.0     0.440%
                                                $  3,000.0 to   $   6,000.0     0.430%
                                               >$  6,000.0                      0.420%

(Combined with Columbia Tax Exempt Insured
Fund for purposes of determining breakpoints)
Columbia Florida Intermediate Municipal Bond    $      0.0 to   $     500.0     0.480%
Fund                                            $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%

Columbia Connecticut Intermediate               $      0.0 to   $     500.0     0.480%
Municipal Bond Fund                             $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%

Columbia Massachusetts Intermediate
Municipal Bond Fund                             $      0.0 to   $     500.0     0.480%
                                                $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%

Columbia Intermediate Tax-Exempt Bond Fund      $      0.0 to   $     500.0     0.480%
                                                $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%

Columbia Pennsylvania Intermediate              $      0.0 to   $     500.0     0.480%
Municipal Bond Fund                             $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%

Columbia New Jersey Intermediate                $      0.0 to   $     500.0     0.480%
Municipal Bond Fund                             $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%

Columbia Rhode Island Intermediate              $      0.0 to   $     500.0     0.480%
Municipal Bond Fund                             $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%

Columbia New York Intermediate
Municipal Bond Fund                             $      0.0 to   $     500.0     0.480%


                                                $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%

                          Amendment to Management Agreement

The Management Agreement under which Columbia Management Advisors, Inc. acts as investment adviser to Columbia Large Cap Growth Fund (the "Fund) is hereby amended to reduce the rates at which fees are payable thereunder to the rates indicated on Schedule A, from and after the date that the Fund acquires all of the assets and liabilities of Columbia Growth Fund, Inc. in exchange for shares of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of October 12, 2004.

COLUMBIA FUNDS TRUST XI
On behalf of Columbia Large Cap Growth Fund

         By: /s/ Christopher L. Wilson
                 Title: President

COLUMBIA MANAGEMENT ADVISORS, INC.

         By: /s/ Roger A. Sayler
         Title: Executive Vice President

                                                       Schedule A

                                     Breakpoints $MM of
Fund Name                           Average Daily Net Assets          Rate
---------                          ------------------------           ----
Columbia Large Cap Growth Fund            $0.0   to   $200.0           0.75%
                                      > $200.0   to   $500.0           0.625%
                                      > $500.0                         0.50%